                                                                    Exhibit 99


KIRKLAND & ELLIS LLP
Citigroup Center
153 East 53rd Street
New York, New York 10022-4675
Telephone:  (212) 446-4800
Facsimile:  (212) 446-4900
Richard M. Cieri (RC-6062)
Jonathan S. Henes (JH-1979)

Attorneys for the Debtors and Debtors in Possession

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

-----------------------------------------------x
                                               :
In re                                          :   Chapter 11
                                               :
SOLUTIA INC., ET AL.,                          :   Case No. 03-17949 (PCB)
                                               :
         Debtors.                              :   (Jointly Administered)
                                               :
-----------------------------------------------x

THIS MONTHLY OPERATING STATEMENT APPLIES TO:

 X  All Debtors                             Axio Research Corporation
---                                     ---

    Solutia Inc.                            Solutia Investments, LLC
---                                     ---

    Solutia Business Enterprises, Inc.      Beamer Road Management Company
---                                     ---

    Solutia Systems, Inc.                   Monchem, Inc.
---                                     ---

    Solutia Overseas, Inc.                  Solutia Inter-America, Inc.
---                                     ---

    CPFilms Inc.                            Solutia International Holding, LLC
---                                     ---

    Solutia Management Company, Inc.        Solutia Taiwan, Inc.
---                                     ---

    Monchem International, Inc.             Solutia Greater China, Inc.
---                                     ---

                      MONTHLY OPERATING STATEMENT FOR THE
                             MONTH OF MAY 2007 (1)
                             ---------------------

(1) The information contained in the Debtors' monthly operating report (the "MOR") is unaudited and is limited to the time period indicated and is presented in a format prescribed by the bankruptcy court. The MOR does not purport to represent financial statements prepared in accordance with GAAP nor is it intended to fully reconcile to the financial statements filed by Solutia Inc. with the Securities and Exchange Commission. Additionally, while every effort has been made to assure its accuracy and completeness, errors or omissions may have inadvertently occurred and the Debtors reserve the right to amend their MOR as necessary.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

-----------------------------------------------x
                                               :
In re                                          :   Chapter 11
                                               :
SOLUTIA INC., ET AL.,                          :   Case No. 03-17949 (PCB)
                                               :
         Debtors.                              :   (Jointly Administered)
                                               :
-----------------------------------------------x

                      MONTHLY OPERATING STATEMENT FOR THE
                               MONTH OF MAY 2007
                               -----------------

DEBTORS' ADDRESS:                   575 Maryville Centre Dr.
                                    St. Louis, MO 63141

DEBTORS' ATTORNEY:                  KIRKLAND & ELLIS LLP
                                    Richard M. Cieri (RC-6062)
                                    Jonathan S. Henes (JH-1979)
                                    Citigroup Center
                                    153 East 53rd Street
                                    New York, New York 10022-4675

CURRENT MONTH NET INCOME ($M):      $48

REPORT PREPARER:                    Timothy J. Spihlman

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTORS

The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs verifies, under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

DATE: June 29, 2007                              /s/ Timothy J. Spihlman
                                                 -----------------------
                                                 Timothy J. Spihlman
                                                 Vice President and Controller

Indicate if this is an amended statement by checking here:
                                                          ----

                             SOLUTIA INC., ET AL.
                Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                            (Debtors in Possession)

                        MONTHLY DISBURSEMENTS BY DEBTOR
                           For the Month of May 2007

-------------------------------------------------------------------------------

Solutia Inc.                                                $ 263,775,642.93
-------------------------------------------------------------------------------

Solutia Business Enterprises, Inc. *                        $ --
-------------------------------------------------------------------------------

Solutia Systems, Inc. *                                     $ --
-------------------------------------------------------------------------------

Solutia Overseas, Inc. *                                    $ --
-------------------------------------------------------------------------------

CPFilms Inc.                                                $ 10,224,613.37
-------------------------------------------------------------------------------

Solutia Management Company, Inc. *                          $ --
-------------------------------------------------------------------------------

Monchem International, Inc. *                               $ --
-------------------------------------------------------------------------------

Axio Research Corporation *                                 $ --
-------------------------------------------------------------------------------

Solutia Investments, LLC                                    $ 200.00
-------------------------------------------------------------------------------

Beamer Road Management Company *                            $ --
-------------------------------------------------------------------------------

Monchem, Inc. *                                             $ --
-------------------------------------------------------------------------------

Solutia Inter-America, Inc.                                 $ 32,480.99
-------------------------------------------------------------------------------

Solutia International Holding, LLC                          $ 200.00
-------------------------------------------------------------------------------

Solutia Taiwan, Inc.                                        $ 21,195.29
-------------------------------------------------------------------------------

Solutia Greater China, Inc. *                               $ --
-------------------------------------------------------------------------------

* These non-operating debtors had no constructive disbursements made on their behalf.

                             SOLUTIA INC., ET AL.
                Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                            (Debtors in Possession)

                            STATEMENT ON INSURANCE
                           For the Month of May 2007

         All insurance policy premiums due, including those for workers compensation and disability insurance, have been paid and all the policies remain in effect.

                          SOLUTIA INC., ET AL.,
                Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                            (Debtors in Possession)

                              SOLUTIA GROUP*
             CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                          (DOLLARS IN MILLIONS)

                                                                 MONTH ENDED
                                                                 MAY 31, 2007
                                                                 ------------
TOTAL NET SALES                                                   $      331
TOTAL COST OF GOODS SOLD                                                 289
                                                                 ------------
GROSS PROFIT                                                              42

TOTAL MAT EXPENSE                                                         28
                                                                 ------------
OPERATING INCOME                                                          14

INTEREST EXPENSE                                                         (10)
OTHER INCOME, NET                                                         29

REORGANIZATION ITEMS:
  Professional fees                                                       (5)
  Provision for rejected executory contracts                               -
  Employee severance and retention costs                                   -
  Adjustment to allowed claim amounts                                      -
  Settlements of pre-petition claims                                       -
  Other                                                                    1
                                                                 ------------
                                                                          (4)

                                                                 ------------
INCOME FROM CONTINUING OPERATIONS BEFORE TAXES                            29
Income tax expense                                                         2
                                                                 ------------
INCOME FROM CONTINUING OPERATIONS                                         27
Income from discontinued operations, net of tax                           33
                                                                 ------------
NET INCOME                                                              $ 60
                                                                 ============

See Accompanying Notes to Consolidated Financial Statements.

* Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases.

                       SOLUTIA INC., ET AL.,
           Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                       (Debtors in Possession)

                           SOLUTIA GROUP*
       CONSOLIDATED STATEMENT OF FINANCIAL POSITION (UNAUDITED)
                          AS OF MAY 31, 2007

                                                                   (Dollars in
                                ASSETS                              millions)
                                ------                             -----------
Cash                                                                  $   185
Trade Receivables, net                                                    455
Inventories                                                               403
Other Current Assets                                                      234
Assets of Discontinued Operations                                          26
                                                                   -----------
TOTAL CURRENT ASSETS                                                    1,303
Property, Plant and Equipment, net                                      1,024
Intangible Assets, net                                                    152
Other Assets                                                              157
                                                                   -----------
TOTAL ASSETS                                                          $ 2,636
                                                                   ===========

                LIABILITIES AND SHAREHOLDERS' DEFICIT
                -------------------------------------

Accounts Payable                                                      $   250
Short-Term Debt                                                           990
Other Current Liabilities                                                 257
Liabilities of Discontinued Operations                                     17
                                                                   -----------
TOTAL CURRENT LIABILITIES                                               1,514
Long-Term Debt                                                            368
Other Long-Term Liabilities                                               320
                                                                   -----------
TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                             2,202
LIABILITIES SUBJECT TO COMPROMISE                                       1,780
SHAREHOLDERS' DEFICIT                                                  (1,346)
                                                                   -----------
TOTAL LIABILITIES & SHAREHOLDERS' DEFICIT                             $ 2,636
                                                                   ===========

See Accompanying Notes to Consolidated Financial Statements.

* Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases.

                             SOLUTIA INC., ET AL.,
                Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                            (Debtors in Possession)

                                SOLUTIA GROUP*
               CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)
                             (DOLLARS IN MILLIONS)

                                                                                      MONTH ENDED
                                                                                     MAY 31, 2007
                                                                                     ------------
OPERATING ACTIVITIES:
  Net income                                                                               $  60
  Income from Discontinued Operations, net of tax                                            (33)
  Depreciation and amortization                                                               10
  Restructuring expenses and other unusual items                                             (29)
  Changes in assets and liabilities:
    Trade receivables                                                                         (7)
    Inventories                                                                               13
    Accounts payable                                                                         (27)
    Liabilities subject to compromise:
      Pension plan liabilities                                                                 -
      Other postretirement benefits liabilities                                               (4)
      Other liabilities subject to compromise                                                 (1)
    Other assets and liabilities                                                              21
                                                                                     ------------
  NET CASH PROVIDED BEFORE REORGANIZATION ITEMS-CONTINUING OPERATIONS                          3
  NET CASH USED BEFORE REORGANIZATION ITEMS-DISCONTINUED OPERATIONS                           (2)
                                                                                     ------------
  NET CASH PROVIDED BEFORE REORGANIZATION ITEMS                                                1

  OPERATING CASH FLOWS - REORGANIZATION ITEMS:
    Professional services fees                                                                (5)
    Employee severance and retention payments                                                  -
    Other                                                                                      -
                                                                                     ------------
        NET CASH USED IN REORGANIZATION ITEMS                                                 (5)

                                                                                     ------------
          NET CASH USED IN OPERATING ACTIVITIES                                               (4)
                                                                                     ============

INVESTING ACTIVITIES:
  Property, plant and equipment purchases                                                    (13)
  Net change in Advance to Flexsys Affiliate                                                 150
  Acquisition payments for Flexsys less cash acquired                                       (116)
  Restricted cash for DIP credit facility paydown                                            (54)
  Restricted cash for other purposes                                                          (7)
  Investment proceeds and property disposals, net                                              9
                                                                                     ------------
        NET CASH USED IN INVESTING ACTIVITIES - CONTINUING OPERATIONS                        (31)
        NET CASH PROVIDED BY INVESTING ACTIVITIES - DISCONTINUED OPERATIONS                   56
                                                                                     ------------
        NET CASH PROVIDED BY INVESTING ACTIVITIES                                             25
                                                                                     ============

FINANCING ACTIVITIES:
  Net change in revolver debt                                                                 38
  Deferred debt issuance costs                                                                (2)
                                                                                     ------------
        NET CASH PROVIDED BY FINANCING ACTIVITIES                                             36
                                                                                     ============


NET INCREASE IN CASH AND CASH EQUIVALENTS                                                     57
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                               128
                                                                                     ------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                                   $ 185
                                                                                     ============

See Accompanying Notes to Consolidated Financial Statements.

* Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases.

                             SOLUTIA INC., ET AL.,
                Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                            (Debtors in Possession)

                          SOLUTIA CHAPTER 11 DEBTORS
               CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                             (DOLLARS IN MILLIONS)

                                                                   MONTH ENDED
                                                                   MAY 31, 2007
                                                                   ------------
TOTAL NET SALES                                                          $ 234
TOTAL COST OF GOODS SOLD                                                   218
                                                                   ------------
GROSS PROFIT                                                                16

TOTAL MAT EXPENSE                                                           18
                                                                   ------------
OPERATING LOSS                                                              (2)

INTEREST EXPENSE, NET                                                       (9)
OTHER INCOME, NET                                                           34

REORGANIZATION ITEMS:
  Professional fees                                                         (5)
  Provision for rejected executory contracts                                 -
  Employee severance and retention costs                                     -
  Adjustment to allowed claim amounts                                        -
  Settlements of pre-petition claims                                         -
  Other                                                                      1
                                                                   ------------
                                                                            (4)

                                                                   ------------
INCOME FROM CONTINUING OPERATIONS BEFORE TAXES                              19
Income tax expense                                                           -
                                                                   ------------
INCOME FROM CONTINUING OPERATIONS                                           19
Income from discontinued operations, net of tax                             29
                                                                   ------------
NET INCOME                                                                $ 48
                                                                   ============

See Accompanying Notes to Consolidated Financial Statements.


                             SOLUTIA INC., ET AL.,
                Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                            (Debtors in Possession)

                          SOLUTIA CHAPTER 11 DEBTORS
           CONSOLIDATED STATEMENT OF FINANCIAL POSITION (UNAUDITED)
                              AS OF MAY 31, 2007

                                                                   (Dollars in
                                ASSETS                              millions)
                                ------                             -----------
Cash                                                                  $    59
Trade Receivables, net                                                    203
Account Receivables-Unconsolidated Subsidiaries                            78
Inventories                                                               185
Other Current Assets                                                      147
Assets of Discontinued Operations                                           9
                                                                   -----------
TOTAL CURRENT ASSETS                                                      681
Property, Plant and Equipment, net                                        655
Investments in Subsidaries and Affiliates                                 687
Intangible Assets, net                                                    100
Other Assets                                                               58
                                                                   -----------
TOTAL ASSETS                                                          $ 2,181
                                                                   ===========

                LIABILITIES AND SHAREHOLDERS' DEFICIT
                -------------------------------------
Accounts Payable                                                      $   186
Short-Term Debt                                                           975
Other Current Liabilities                                                 157
Liabilities of Discontinued Operations                                     31
                                                                   -----------
TOTAL CURRENT LIABILITIES                                               1,349
Other Long-Term Liabilities                                               191
                                                                   -----------
TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                             1,540
LIABILITIES SUBJECT TO COMPROMISE                                       1,896
SHAREHOLDERS' DEFICIT                                                  (1,255)
                                                                   -----------
TOTAL LIABILITIES & SHAREHOLDERS' DEFICIT                             $ 2,181
                                                                   ===========

See Accompanying Notes to Consolidated Financial Statements.

                             SOLUTIA INC., ET AL.
                Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                            (Debtors in Possession)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND BANKRUPTCY PROCEEDINGS

Nature of Operations

         Solutia Inc., together with its subsidiaries (referred to herein as "Solutia", the "Solutia Group" or the "Company"), is a global manufacturer and marketer of a variety of high-performance chemical-based materials. Solutia is a world leader in performance films for laminated safety glass and after-market applications; chemicals for the rubber industry; specialty products such as heat transfer fluids and aviation hydraulic fluids; and an integrated family of nylon products including high-performance polymers and fibers.

         Prior to September 1, 1997, Solutia was a wholly-owned subsidiary of the former Monsanto Company (now known as Pharmacia Corporation, a wholly-owned subsidiary of Pfizer, Inc. ("Pharmacia")). On September 1, 1997, Pharmacia distributed all of the outstanding shares of common stock of Solutia as a dividend to Pharmacia stockholders (the "Solutia Spinoff"). As a result of the Solutia Spinoff, on September 1, 1997, Solutia became an independent publicly held company and its operations ceased to be owned by Pharmacia. A net deficiency of assets of $113 million resulted from the Solutia Spinoff.

Proceedings Under Chapter 11 of the Bankruptcy Code

         On December 17, 2003, Solutia Inc. and its 14 U.S. subsidiaries (the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code (the "Chapter 11 Cases") in the U.S. Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The cases were consolidated for the purpose of joint administration and were assigned case number 03-17949 (PCB). Solutia's subsidiaries outside the United States were not included in the Chapter 11 filing.

         The filing was made to restructure Solutia's balance sheet, to streamline operations and to reduce costs, in order to allow Solutia to emerge from Chapter 11 as a viable going concern. The filing also was made to obtain relief from the negative financial impact of liabilities for litigation, environmental remediation and certain post-retirement benefits (the "Legacy Liabilities") and liabilities under operating contracts, all of which were assumed at the time of the Solutia Spinoff. These factors, combined with the weakened state of the chemical manufacturing sector, general economic conditions and continuing high, volatile energy and crude oil costs were an obstacle to Solutia's financial stability and success.

         Under Chapter 11, Solutia is operating its businesses as a debtor-in-possession ("DIP") under court protection from creditors and claimants. Since the Chapter 11 filing, orders sufficient to enable Solutia to conduct normal business activities, including the approval of Solutia's DIP financing, have been entered by the Bankruptcy Court. While Solutia is subject to Chapter 11, all transactions not in the ordinary course of business require the prior approval of the Bankruptcy Court. Under the U.S. Bankruptcy Code, Solutia had the exclusive right to propose a plan of reorganization for 120 days following the Chapter 11 filing date. The Bankruptcy Court has subsequently approved extensions of this exclusivity period, with the most recent extension being granted through July 30, 2007.

         On January 16, 2004, pursuant to authorization from the Bankruptcy Court, Solutia entered into a DIP credit facility. This DIP credit facility has subsequently been amended from time to time, with Bankruptcy Court approval. The DIP credit facility, as amended, currently consists of: (a) a $975 fully-drawn term loan; and (b) a $250 borrowing-based revolving credit facility, which includes a $150 letter of credit subfacility.

         As a consequence of the Chapter 11 filing, pending litigation against Solutia is generally stayed, and no party may take any action to collect its pre-petition claims except pursuant to an order of the Bankruptcy Court. November 30, 2004 was the last date by which holders of pre-petition date claims against the Debtors could file such claims. Any holder of a claim that was required to file such claim by November 30, 2004, and did not do so, may be barred from asserting such claim against the Debtors and, accordingly, may not be able to participate in any distribution on account of such claim. Differences between claim amounts identified by the Debtors and claims filed by claimants will be investigated and resolved in connection with the Debtors' claims resolution process, and only holders of claims that are ultimately allowed for purposes of the Chapter 11 case will be entitled to distributions. Solutia has not yet fully completed its analysis of all the proofs of claim. Since the settlement terms of allowed claims are subject to a confirmed plan of reorganization, the ultimate distribution with respect to allowed claims is not presently ascertainable.

         On May 16, 2007, Solutia filed its First Amended Joint Plan of Reorganization (the "Plan") and the related First Amended Disclosure Statement (the "Disclosure Statement"). The Plan does not alter the material terms of the reallocation of Legacy Liabilities set forth (a) in the plan of reorganization filed on February 14, 2006 (the "Original Plan"), (b) the Relationship Agreement which will be entered into between Solutia and Monsanto Company ("Monsanto") upon confirmation of the Plan, or (c) the Retiree Settlement Agreement entered into among Solutia, the Official Committee of Unsecured Creditors (the "Unsecured Creditors' Committee), the Official Committee of Retirees (the "Retirees' Committee") and Monsanto.

         The Disclosure Statement contains a description of the events that led up to the Debtors' bankruptcy filings, the actions the Debtors' have taken to improve their financial situation while in bankruptcy and a current description of the Debtors' businesses. The Plan and Disclosure Statement were furnished as exhibits to a Form 8-K filed on May 22, 2007. The Relationship Agreement and the Retiree Settlement Agreement were filed with the Bankruptcy Court on February 21, 2006 as exhibits to the Original Plan and were furnished as exhibits to a Form 8-K filed on February 21, 2006.

         The Plan, which incorporates the Relationship Agreement and Retiree Settlement Agreement, is subject to approval by the Bankruptcy Court and the approval of other constituencies in accordance with the U.S. Bankruptcy Code as well as various other conditions and contingencies, some of which are not within the control of Solutia, and therefore are subject to change. The Disclosure Statement remains subject to change pending a hearing in the Bankruptcy Court to consider the legal adequacy of the Disclosure Statement. The Bankruptcy Court has scheduled a hearing on July 10, 2007 to consider approval of the Disclosure Statement. Once the Disclosure Statement is approved by the Bankruptcy Court, it will be distributed to constituencies entitled to vote on the Plan. Solutia cannot provide any assurance that any plan of reorganization ultimately confirmed by the Bankruptcy Court, or any disclosure statement ultimately approved by the Bankruptcy Court, will be consistent with the terms of the Plan and Disclosure Statement.

         If confirmed, the Plan will provide Solutia with significant relief from the Legacy Liabilities it was required to assume in the Solutia Spinoff. These Legacy Liabilities included: (1) retiree medical, retiree life insurance and retiree disability benefits ("Retiree Welfare Benefits") for those individuals who retired or became disabled prior to the Solutia Spinoff ("Pre-Spin Retirees"); (2) environmental remediation costs related to activities of the chemicals business of Pharmacia that occurred prior to the Solutia Spinoff; and (3) toxic tort litigation costs relating to alleged chemical exposure associated with the activities of Pharmacia that occurred prior to the Solutia Spinoff.

         Under the Plan, Solutia would emerge from bankruptcy as an independent publicly-held company ("reorganized Solutia"). In order to exit Chapter 11 successfully, Solutia must propose and obtain confirmation by the Bankruptcy Court of a plan of reorganization that satisfies the requirements of the U.S. Bankruptcy Code. Although Solutia has filed the Plan which provides for Solutia's emergence from bankruptcy as a going concern, there can be no assurance that the Plan, or any other plan of reorganization, will be confirmed by the Bankruptcy Court or that any such plan will be implemented successfully.

Basis of Consolidation

         The consolidated financial statements of the Solutia Group include the accounts of Solutia Inc. and its majority-owned U.S. and non-U.S. subsidiaries. The non-U.S. subsidiaries did not commence Chapter 11 cases. The consolidated financial statements of the Solutia Chapter 11 Debtors include the accounts of Solutia Inc. and its majority-owned U.S. subsidiaries, with investments in non-U.S. subsidiaries accounted for on the cost basis. In each case, all significant intercompany transactions and balances have been eliminated in consolidation. In accordance with Financial Accounting Standards Board Interpretation No. 46, Consolidation of Variable Interest Entities, variable interest entities in which Solutia is the primary beneficiary are consolidated within the consolidated financial statements.

         Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles in the United States of America have been condensed or omitted for purposes of this Operating Report. The consolidated statement of operations for any interim period is not necessarily indicative of the results that may be expected for a quarter, full year, or any future interim period.

Liquidity

         At May 31, 2007, total liquidity for the Solutia Group was approximately $422 million, consisting of $185 million of cash, revolving credit facility availability of $55 million, and DIP facility availability of $182 million. At May 31, 2007, total liquidity for the Solutia Chapter 11 Debtors was approximately $241 million, consisting of $59 million of cash and DIP facility availability of $182 million.

2. SIGNIFICANT ACCOUNTING POLICIES

         The significant accounting policies are consistent with those listed in the Company's 2006 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 6, 2007.

3. SUPPLEMENTAL INFORMATION - CONSOLIDATED STATEMENT OF CASH FLOWS

Restructuring Expenses and Other Unusual Items
----------------------------------------------

         Restructuring expenses and other unusual items included in the consolidated statement of operations and the consolidated statement of cash flows were $29 million for the month ended May 31,

2007. These restructuring expenses and other unusual items consisted of (i) a gain of $7 million associated with the sale of land at the manufacturing facility in Alvin, Texas and (ii) a settlement gain of $22 million, net of legal expenses, with FMC Corporation.

Acquisition of Flexsys
----------------------

         On May 1, 2007, Solutia purchased Akzo Nobel's 50% interest in the Flexsys joint venture between Solutia and Akzo Nobel for $116 million, net of cash acquired. To facilitate the acquisition, Solutia advanced to Flexsys $150 million on April 27, 2007. Simultaneous with the purchase of Akzo Nobel's 50% interest, Flexsys acquired the CRYSTEX(R) manufacturing operations in Japan for $25 million.

         As a result of the acquisition of Akzo Nobel's stake, Flexsys is now a 100% owned subsidiary of Solutia.

         Prior to closing, Flexsys executed a $200 million debt facility agreement comprised of a $75 million term loan and a $125 million revolving credit facility. Subsequent to closing, the revolving credit facility was upsized to $150 million. At May 31, 2007, the outstanding balances of the term loan and revolving credit facility were $75 million and $95 million, respectively.

DEQUEST(R) Divestiture
----------------------

         On May 31, 2007, Solutia sold DEQUEST(R), its water treatment phosphates business ("Dequest"), to Thermphos Trading GmbH ("Thermphos"). Under the terms of the agreement, Thermphos purchased the assets and assumed certain liabilities of Dequest for $67 million, subject to a working capital adjustment. Solutia recorded a gain on the sale of the Dequest business of $35 million. Further, Solutia used $54 million of the net proceeds to pay down its DIP credit facility.

                                                      SOLUTIA INC., ET AL.,
                                         Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                                    (Debtors in Possession)

                                                   SOLUTIA CHAPTER 11 DEBTORS
                             SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES COLLECTED, WITHHELD OR PAID
                                                    MONTH ENDED MAY 31, 2007

                                                                       PRE-PETITION            POST-PETITION         TOTAL
                                                                          AMOUNT                  AMOUNT             AMOUNT
                                                                      --------------          ---------------    ---------------

1.     GROSS SALARIES AND WAGES                                                0.00            20,664,646.54      20,664,646.54

2.     PAYROLL TAXES WITHHELD                                                  0.00             5,001,294.29       5,001,294.29

3.     EMPLOYER PAYROLL TAX CONTRIBUTED                                        0.00             1,588,791.65       1,588,791.65

4.     GROSS TAXABLE SALES                                                     0.00             1,021,674.62       1,021,674.62

5.     SALES TAXES COLLECTED / USE TAX PAID                                    0.00               415,084.95         415,084.95

6.     PROPERTY TAXES PAID                                                     0.00                     0.00               0.00

7.     OTHER TAXES PAID                                                        0.00               149,895.00         149,895.00

                                                      SOLUTIA INC., ET AL.,
                                         Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                                    (Debtors in Possession)

                                                   SOLUTIA CHAPTER 11 DEBTORS
                             SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES COLLECTED, WITHHELD OR PAID
                                                    MONTH ENDED MAY 31, 2007

DATES AND AMOUNTS PAID TO TAXING AGENCIES (ITEMS 2, 3, 5, 6, 7)
                                                   PRE-PETITION    POST-PETITION        TOTAL                                ITEM
          DEBTOR ENTITY                  DATE         AMOUNT          AMOUNT            AMOUNT        TYPE OF TAX           NUMBER
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
Solutia Inc.                           05/01/07            -          23,520.97        23,520.97  Employee Payroll Taxes      2
Solutia Inc.                           05/02/07            -          87,123.34        87,123.34  Employee Payroll Taxes      2
Solutia Inc.                           05/03/07            -          69,829.56        69,829.56  Employee Payroll Taxes      2
Solutia Inc.                           05/04/07            -         219,499.72       219,499.72  Employee Payroll Taxes      2
Solutia Inc.                           05/09/07            -          92,219.92        92,219.92  Employee Payroll Taxes      2
Solutia Inc.                           05/10/07            -         176,371.34       176,371.34  Employee Payroll Taxes      2
Solutia Inc.                           05/11/07            -         194,611.40       194,611.40  Employee Payroll Taxes      2
Solutia Inc.                           05/15/07            -       1,651,640.25     1,651,640.25  Employee Payroll Taxes      2
Solutia Inc.                           05/16/07            -          81,012.61        81,012.61  Employee Payroll Taxes      2
Solutia Inc.                           05/17/07            -          73,037.50        73,037.50  Employee Payroll Taxes      2
Solutia Inc.                           05/18/07            -         209,511.52       209,511.52  Employee Payroll Taxes      2
Solutia Inc.                           05/23/07            -          83,872.12        83,872.12  Employee Payroll Taxes      2
Solutia Inc.                           05/24/07            -         190,918.72       190,918.72  Employee Payroll Taxes      2
Solutia Inc.                           05/25/07            -         196,763.72       196,763.72  Employee Payroll Taxes      2
Solutia Inc.                           05/30/07            -          81,406.42        81,406.42  Employee Payroll Taxes      2
Solutia Inc.                           05/31/07            -       1,717,933.79     1,717,933.79  Employee Payroll Taxes      2
Solutia Inc.                           05/01/07            -             118.83           118.83  Employer Payroll Taxes      3
Solutia Inc.                           05/02/07            -          25,959.97        25,959.97  Employer Payroll Taxes      3
Solutia Inc.                           05/03/07            -          21,848.50        21,848.50  Employer Payroll Taxes      3
Solutia Inc.                           05/04/07            -          46,090.25        46,090.25  Employer Payroll Taxes      3
Solutia Inc.                           05/09/07            -          26,371.72        26,371.72  Employer Payroll Taxes      3
Solutia Inc.                           05/10/07            -          59,453.16        59,453.16  Employer Payroll Taxes      3
Solutia Inc.                           05/11/07            -          48,270.00        48,270.00  Employer Payroll Taxes      3
Solutia Inc.                           05/15/07            -         560,811.33       560,811.33  Employer Payroll Taxes      3
Solutia Inc.                           05/16/07            -          23,304.49        23,304.49  Employer Payroll Taxes      3
Solutia Inc.                           05/17/07            -          22,408.89        22,408.89  Employer Payroll Taxes      3
Solutia Inc.                           05/18/07            -          46,459.62        46,459.62  Employer Payroll Taxes      3
Solutia Inc.                           05/23/07            -          25,317.45        25,317.45  Employer Payroll Taxes      3
Solutia Inc.                           05/24/07            -          63,057.86        63,057.86  Employer Payroll Taxes      3
Solutia Inc.                           05/25/07            -          46,439.23        46,439.23  Employer Payroll Taxes      3
Solutia Inc.                           05/30/07            -          24,598.63        24,598.63  Employer Payroll Taxes      3
Solutia Inc.                           05/31/07            -         582,328.91       582,328.91  Employer Payroll Taxes      3
CPFilms Inc.                           05/31/07            -          52,036.60        52,036.60  Sales & Use                 5
Solutia Inc.                           05/18/07            -         363,048.35       363,048.35  Sales/Use Tax               5
Solutia Inc.                           05/31/07            -             200.00           200.00  Business License            7
Solutia Inc.                           05/23/07            -          66,000.00        66,000.00  Franchise Tax               7
Solutia Investments, LLC               05/16/07            -             200.00           200.00  Franchise Tax               7
Solutia International Holding, LLC     05/16/07            -             200.00           200.00  Franchise Tax               7
Solutia Inc.                           05/21/07            -          66,000.00        66,000.00  Other-Franchise             7
Solutia Inc.                           05/15/07            -          17,295.00        17,295.00  Other-Income Tax            7

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